                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            ------------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 2004



                            IMPAX LABORATORIES, INC.
                      -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                                0-27354                              65-0403311
-------------------------------            ------------------------               ----------------------
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                                    IDENTIFICATION NUMBER)


                              30381 HUNTWOOD AVENUE
                                HAYWARD, CA 94544
          ------------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 476-2000
                                 --------------

ITEM 9.  REGULATION FD DISCLOSURE

         On May 17, 2004, Impax Laboratories, Inc. (the "Company") issued a press release announcing that the U.S. Food and Drug Administration granted final approval to the Company's Abbreviated New Drug Application for Carbidopa/Levodopa Extended Release Tablets, its generic version of Sinemet(R) CR tablets. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                             Impax Laboratories, Inc.




Date: May 17, 2004                           By:   /s/ Cornel C. Spiegler
                                                   ----------------------------
                                                   Cornel C. Spiegler
                                                   Chief Financial Officer